SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report 03/26/96

                                   CU BANCORP
             (Exact name of registrant as specified in its charter)

     California                  0-11008               95-3657044
(State or other jurisdiction  Commission               IRS Employer
of incorporation)             File Number              Identification No.

                16030 Ventura Boulevard, Encino, California 91436
                (Address of Principal Executive Offices)(Zip Code)


                                       N/A
          (former name or former address if changed since last report)
Page 1
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Item 2.  Acquisition or Disposition of Assets

On January 12, 1996, the Registrant completed the acquisition of Corporate Bank, of Santa Ana California, information as to which was previously reported on the Registrants Registration Statement of Form S-4, Registration Number 33-63729, which is incorporated herein by reference (the "Proxy/Prospectus").

In connection with the acquisition, Corporate Bank was merged into California United Bank, National Association, the sole subsidiary of the Registrant.

For a discussion of the terms and conditions of the transaction and the pricing mechanism, reference is made to the Proxy/Prospectus. The final consideration paid was equal to $6,493 thousand , consisting of 649 thousand shares of the Registrant's Common Stock and $1,730 thousand in cash payments to shareholders (not including compensation for fractional shares). The source of funds was general working capital of the Registrant, no amounts were borrowed.

The two former offices of Corporate Bank will be operated by California United Bank as branch offices.
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
Item 7.  Financial Statements and Exhibits

(a) Financial Statements of Business acquired.


1.  Unaudited  Statements of Operations of Corporate Bank for  the  nine  months
    ended September 30, 1995, and 1994.                                              Page 3
2.  Unaudited Balance Sheet, of Corporate Bank as of September 30, 1995 and 1994
                                                                                     Page 4

3.  Financial Statements of Corporate Bank for the years ending December 31, 1993 and  1994,  incorporated  by reference from and filed  as  part  of  Registrants
    Registration Statement on Form S-4 (Registration Number 33-63729) dated October
    26, 1995.

(b) Pro Forma Financial Statements

Unaudited  Pro Forma Combined Financial information                                  Page 5
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: 03/26/96
                         CU BANCORP


Page 2                   PATRICK HARTMAN, CHIEF FINANCIAL OFFICER
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

Corporate Bank
Unaudited Statements of Operations
For the nine months ended September 30, 1995 and 1994

Amounts in thousands of dollars

                                                             1995        1994
Interest and fees on loans and leases                      $4,062      $4,178
Interest on investment securities                             165         191
Interest on time certificates of deposit                       27          71
Interest on federal funds sold                                311         263
Total interest income                                       4,565       4,703
Interest on deposits                                        1,013         959
Net interest income                                         3,552       3,744
Provision for loss                                            499          22
Net revenue from earning assets                             3,053       3,722
Non interest income                                           448         504
Non interest expense                                        3,575       3,801
Income before taxes                                          (74)         425
Taxes on income                                              (25)         186
Net income                                                  ($49)        $239


Earnings Per Share                                        ($0.10)       $0.48
Weighted Average Shares Outstanding                           500         500
Page 3
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

Corporate Bank
Unaudited  Balance Sheet
As of September 30, 1995 and 1994

Assets                                                      1995           1994
Cash and due from banks                                   $4,623         $5,531
Federal funds sold                                         9,900         10,900
Securities held to maturity                                    0              0
Securities available for sale                              4,254          6,197
Time certificates of deposit                                 198          2,477
Loans, net                                                48,324         49,453
Premises and equipment                                       533            714
Other real estate owned                                      575          1,672
Other assets                                               1,000            434
Total Assets                                             $69,407        $77,378

Liabilities
Demand deposits                                          $26,911        $30,235
Interest bearing deposits                                 33,686         37,980
Total deposits                                            60,597         68,215
Other liabilities                                          1,752          1,381
Total Liabilities                                         62,349         69,596

Capital                                                    7,058          7,782
Total Liabilities & Capital                              $69,407        $77,378
Page 4
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


Unaudited Pro Forma Combined Financial Information

The following Unaudited Pro Forma  Combined Balance Sheet as of September 30,
1995 and Unaudited Pro Forma Combined Statements of Income as for the year ended
December 31, 1994 and the nine months ended September 30, 1995 have been prepared to reflect the effects on the historical results of CU Bancorp of the merger of Corporate Bank into California United Bank, NA, CU Bancorp's principal
subsidiary.   The Unaudited Pro Forma Combined Balance Sheet has been prepared as if the merger occurred on September 30, 1995.  The Unaudited Pro Forma
Combined Statements of Income have  been prepared as if the merger occurred on
January 1, 1994.  The pro forma financial information set forth below is unaudited and not necessarily indicative of the results that will actually occur in the future.
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

Unaudited Pro Forma                                       September 30, 1995
Combined Balance Sheet

                                                                                                     CU Bancorp/
                                                                                                      Corporate
Assets                                        CU Bancorp    Corporate Bank  Adjustments                Combined
Cash and due from banks                         $20,905           $4,623            (1)        (1,730)         $23,798
Federal  funds sold                              32,000            9,900                                        41,900
Securities held to maturity                      73,088                0                                        73,088
Securities available for sale                         0            4,254                                         4,254
Time certificates of deposit                          0              198                                           198
Loans, net                                      176,680           48,324            (2)        (1,000)         224,004
Premises and equipment                            1,196              533            (3)          (200)           1,529
Other real  estate owned                              -              575            (4)          (300)             275
Other assets                                      7,149            1,000            (5)          4,335          12,484
Total Assets                                   $311,018          $69,407                        $1,105        $381,530


Liabilities
Demand deposits                                 $84,913          $26,911                             -        $111,824
Interest bearing deposits                       185,880           33,686                                       219,566
  Total deposits                                270,793           60,597                             -         331,390

Other liabilities                                 8,080            1,752            (6)          3,400          13,232

Total Liabilities                               278,873           62,349                         3,400         344,622


Capital                                          32,145            7,058            (7)       ($2,295)          36,908
Total Liabilities & Capital                    $311,018          $69,407                        $1,105        $381,530
Page 5
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


Unaudited Pro Forma  Combined Statement of
Income For the nine months ended September 30, 1995


                                                                                            CU Bancorp/
                                             CU Bancorp   Corporate                           Corporate
                                                               Bank             Adjustments    Combined
Interest and fees on  loans and leases          $13,800      $4,062                             $17,862
Interest on investment securities                 2,796         165                               2,961
Interest on time certificates of deposit              2          27                                  29
Interest on federal funds sold                    1,477         311                               1,788
Total interest income                            18,075       4,565                              22,640
Interest on deposits                              6,628       1,013                               7,641
Net interest income                              11,447       3,552                              14,999
Provision for loss                                    0         499                                 499
Net revenue from earning assets                  11,447       3,053                              14,500
Non interest income                               1,674         448                               2,122
Non interest expense                              9,361       3,575         (8)         175      13,111
Income before taxes                               3,760        (74)                   (175)       3,511
Taxes on income                                   1,647        (25)                               1,622
Net income                                       $2,113       ($49)                  ($175)      $1,889


Earnings Per Share                                                                                $0.35
Weighted Average Shares Outstanding (9)                                                           5,422



Unaudited Pro Form  Combined Statement ofIncome
For the year ended December 31, 1994                                                        CU Bancorp/
                                                          Corporate                           Corporate
                                             CU Bancorp        Bank             Adjustments    Combined
Interest and fees on  loans and leases          $14,036      $5,524                             $19,560
Interest on investment securities                 2,966         258                               3,224
Interest on time certificates of deposit             39          99                                 138
Interest on federal funds sold                      918         370                               1,288
Total interest income                            17,959       6,251                              24,210
Interest on deposits                              4,078       1,257                               5,335
Net interest income                              13,881       4,994                              18,875
Provision for loss                                    0       1,134                               1,134
Non interest income                               5,408         637                               6,045
Non interest expense                             14,735       5,260         (8)         233      20,228
Income before taxes                               4,554       (763)                   (233)       3,558
Taxes on income                                   1,980       (244)                               1,736
Net income                                       $2,574      ($519)                  ($233)      $1,822


Earnings Per Share                                                                                $0.35
Weighted Average Shares Outstanding (9)                                                           5,242



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Notes:

1)  Represents the $1,730 thousand distributed to Corporate Shareholders as the cash portion of the purchase price of Corporate Bank.
Page 6
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2)   The loan portfolio for Corporate Bank is adjusted in the purchase entry to reflect the loan loss reserve at estimated market value as of  the acquisition date.  Total additional required loss reserves are estimated at $1 million.
3)  Fixed assets and leasehold improvements at Corporate Bank are adjusted downward by $200 thousand to estimated market value at the acquisition date.

4) The Other Real Estate Owned portfolio for Corporate Bank is adjusted in the purchase entry to reflect the estimated market value of the properties owned at the acquisition date. The additional loss reserve required is estimated at $300,000.

5) Additions to other assets include $2,009 thousand of deferred taxes and $2,326 thousand in goodwill generated by the merger transaction.. The goodwill balance is the difference between the purchase price for Corporate Bank of $6,493 thousand and the estimated market value of Corporate Bank's net assets..

6) Corporate Bank has lease commitments related to their Santa Ana office that are in excess of estimated current market value. Under the purchase method of accounting, a liability of approximately $3 million would be booked at the merger date to record the excess of lease commitments over the current market for rental of similar facilities. Additional liabilities of $400 thousand are required to cover costs related to the acquisitions and miscellaneous market value adjustments at the acquisition date.

7)  Adjustments to total capital include the assumed issuance of approximately
649 thousand shares of CU Bancorp common stock with a value of $4,763 thousand, and the elimination of Corporate Bank's $7,058 thousand in equity as the Corporate Bank shares are exchanged for CU Bancorp stock and cash.

8) The only adjustment to the pro forma combined statements of income is the assumed amortization of goodwill generated by the merger transaction. Goodwill of $2,326 thousand amortized over the full year of 1994, assuming a ten year life, would have generated $233 thousand of expense. The same goodwill amortized over the nine months ended September 30, 1995 would have generated additional expense of $175 thousand. No adjustments have been made for any operational synergies that may occur as a result of the merger.

9) Pro forma earnings per share for the year ended December 31, 1994 were calculated based on CU Bancorp's 4,593 thousand weighted average shares outstanding plus 649 thousand shares assumed to be issued in the merger transaction. Pro forma earnings per share for the nine months ended September
30, 1995 were calculated based on CU Bancorp's 4,773 thousand weighted average shares outstanding plus 649 thousand shares assumed to be issued in the merger transaction. There is no difference for this entity between fully diluted and primary earnings per share.
Page 7
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